Exhibit 10.3

Execution Copy

EQUIPMENT LEASE AGREEMENT

This Equipment Lease Agreement is made this 17 day of September, 2004, by and between Dynamic Materials Corporation, a Delaware corporation, having a principal office at 5405 Spine Road, Boulder CO, 80301 (“LESSOR”), and Aerojet-General Corporation, an Ohio corporation, having its principal office at Highway 50 & Aerojet Road, Rancho Cordova CA, 95742 (“LESSEE”).  All terms not defined herein shall have the same meaning as set forth in that certain Agreement dated as of September 17, 2004, between LESSOR and LESSEE (the “ Agreement”).

WHEREAS, LESSOR and LESSEE are parties to the Agreement relating to the sale of the Spin Forge Assets; and

WHEREAS, LESSOR owns the equipment listed on Schedule A hereto (the “EQUIPMENT”); and

WHEREAS, LESSEE wishes to lease the EQUIPMENT from LESSOR, all of which is located at 1700 East Grand Avenue, El Segundo CA, 90245 (the “PREMISES”); and

WHEREAS, LESSOR wishes to lease the EQUIPMENT to LESSEE upon certain terms and conditions.

NOW, THEREFORE, in consideration of the rental payments to be made hereunder by LESSEE to LESSOR and the mutual terms, covenants, and conditions hereinafter set forth, and subject to the terms and conditions hereof, LESSOR does hereby lease to LESSEE and LESSEE does hereby take and hire from LESSOR, the EQUIPMENT.

Terms and Conditions

1.                                       LEASE.  LESSOR and LESSEE agree that the terms of this Equipment Lease Agreement shall apply to and be incorporated by reference into Schedule A hereto.  This

Equipment Lease Agreement shall be enforceable upon execution by LESSEE and subsequent counter-signature by LESSOR indicating acceptance.

2.                                       RENTAL PAYMENTS.  Unless otherwise agreed in writing, each regular periodic payment of rent due during the term of this Equipment Lease Agreement shall be due on the first day of the month (the billing date) with the first payment due on the first day of the month following the Closing Date, which shall be prorated, if necessary.  Each periodic rental installment shall be at the rate of 1/96 of the net book value of the EQUIPMENT determined as of -[June 30, 2004 (the “NET BOOK VALUE”), as set forth on Schedule A hereto.  Payments shall be made by LESSEE at LESSOR’s address set forth herein or as otherwise directed by LESSOR.  LESSEE shall not abate, set off, or deduct any amount or reduce any payment for any reason without the prior written consent of LESSOR.  Payments are delinquent if not in LESSOR’s possession by the due date.

3.                                       COMMENCEMENT AND TERMINATION.  The term of this Equipment License Agreement shall commence on the Closing Date, and shall terminate on January 1, 2007 (the “INITIAL TERM”), unless extended in accordance with Article 4 below (the “EXTENDED TERM” and together with the INITIAL TERM, the “TERM”), or upon notice by LESSOR in the case of LESSEE’s material default which has not been cured following 30 days’ notice.  In the event LESSEE retains part or all of the EQUIPMENT beyond the TERM, then the terms and provisions of this Equipment Lease Agreement shall stay in effect during such hold-over period, subject to LESSOR’s right on default to terminate this Equipment Lease Agreement.  LESSEE may terminate this Equipment Lease Agreement at the expiration of the TERM by providing LESSOR with a notice of termination 60 days prior to the end of the TERM.

4.                                       OPTION TO EXTEND TERM.  Provided that no Event of Default (as defined in Article 20) exists under this Equipment Lease Agreement, LESSEE shall have the option to extend the TERM to a full eight (8) years from the Closing Date; provided, however, that LESEE must exercise this option in writing no later than January 1, 2006.  If LESSEE exercises the option to renew this Equipment Lease Agreement, such renewal shall be upon the terms and conditions of this Equipment Lease Agreement, at the rate specified in Article 2 hereof.

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5.                                       OPTION TO PURCHASE.  Provided that no Event of Default exists under this Equipment Lease Agreement, LESSEE shall have the option to purchase any or all of the Equipment at the expiration of the Initial Term or the Extended Term for a purchase price equal to the NET BOOK VALUE of the EQUIPMENT, reduced by the amount of any payments made by LESSEE under this Equipment Lease Agreement.  If LESSEE chooses to exercise its right to assume LESSOR’S property rights on the PREMISES by August 1, 2005 as set forth in the Option Agreement of even date herewith, then LESSEE shall be required to purchase all the EQUIPMENT as described herein no later than January 1, 2007.  If LESSEE elects to purchase the EQUIPMENT, LESSEE shall purchase from LESSOR, and LESSOR shall sell to LESSEE the EQUIPMENT on an AS IS, WHERE IS, BASIS except that LESSOR shall warrant title and that the EQUIPMENT is free and clear of all liens and encumbrances arising by or through the LESSOR, except for any liens or encumbrances caused by LESSEE, regardless of whether permitted pursuant to Section 7 hereof, or taxes or other impositions for which LESSEE is obligated to pay under this Equipment Lease Agreement or relating to the purchase of the EQUIPMENT.  LESSOR shall provide LESSEE with a bill of sale following the payment in full.

6.                                       NO WARRANTIES BY LESSOR.  LESSOR makes no warranty, express, implied or statutory, as to any matter whatsoever, including the condition of the EQUIPMENT, its merchantability or its fitness for any particular purpose, and as to LESSOR, LESSEE leases the EQUIPMENT “as is.”  LESSEE has conducted a customary review of the operational EQUIPMENT and is not aware of any faulty safety devices. Notwithstanding the foregoing, LESSOR warrants that all safety devices relating to the EQUIPMENT have been maintained to at least comply with minimum manufacturer and prevailing occupational safety standards.

7.                                       ASSIGNMENT.  Without LESSOR’s prior written consent, LESSEE shall not assign, transfer, pledge, or otherwise dispose of this Equipment Lease Agreement, any interest therein, or sublease or loan or permit a security interest, lien, charge, encumbrance or other similar interest in the EQUIPMENT or permit it to be used by anyone other than LESSEE or LESSEE’s qualified employees.  LESSOR may assign this Equipment Lease Agreement and/or permit a security interest, lien, charge, encumbrance, or other similar interest in the

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EQUIPMENT, in whole or in part, to one or more assignees, with notice to LESSEE.  LESSOR’s assignee(s) and/or the secured party(ies) may reassign this Equipment Lease Agreement, and/or such security interest with notice to LESSEE.  Each such assignee and/or such secured party shall have all rights of LESSOR under the LEASE, but no such assignee or secured party shall be bound to perform any obligation of LESSOR.  LESSEE acknowledges that any assignment or transfer by LESSOR shall not materially change LESSEE’s duties or obligations under this Equipment Lease Agreement nor materially increase the burdens or risks imposed on LESSEE.

8.                                       OWNERSHIP.  The EQUIPMENT shall at all times remain the personal property of LESSOR.  LESSEE will at all times, at its own cost and expense, keep the EQUIPMENT free and clear of all claims, liens, and legal processes of creditors of LESSEE.

9.                                       LOCATION AND RIGHT OF INSPECTION.  The EQUIPMENT shall be kept at the PREMISES, and shall not be removed therefrom without LESSOR’s prior written consent. LESSOR or its representative shall have the right at any time during normal business hours and upon reasonable notice to inspect the EQUIPMENT and for that purpose has access to the location of the EQUIPMENT.

10.                                 USE AND OPERATION.  LESSEE shall use the EQUIPMENT in a careful manner and shall comply with all laws, ordinances, rules or any other local, state or federal requirements relating to its possession, use and maintenance.  LESSEE represents that the EQUIPMENT shall be used in its business or commercial concern and that no item of EQUIPMENT will be used for personal, family, or household purposes.

11.                                 REPAIRS AND ALTERATIONS.  LESSEE shall at its own expense maintain the EQUIPMENT in good repair, appearance, and functional order.  LESSEE agrees to comply with all maintenance schedules and procedures recommended by the manufacturer of the EQUIPMENT and, if available, purchase or otherwise enter into and adhere to dealer maintenance contracts.  LESSEE shall not make any alterations, additions, or improvements to the EQUIPMENT without LESSOR’s prior written consent.  All alterations, additions, or improvements made to the EQUIPMENT shall belong to LESSOR.

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12.                                 LOSS AND DAMAGE.  LESSEE shall bear the entire risk of loss, theft, damage, or destruction of the EQUIPMENT from any cause whatsoever.  No loss, theft, damage, or destruction of the EQUIPMENT shall relieve LESSEE of the obligation to pay rent or to comply with any other obligation under this Equipment Lease Agreement.  In the event of damage to any item of EQUIPMENT, LESSEE shall promptly notify LESSOR of such damage and immediately place the same in good repair at LESSEE’s expense. If LESSOR determines that any item of EQUIPMENT is lost, stolen, destroyed, or damaged beyond repair, LESSEE shall, at LESSEE’s option: (a) replace the same with like equipment in good repair, acceptable to LESSOR; or (b) pay LESSOR a sum equal to (i) all amounts due by LESSEE to LESSOR under the LEASE up to the date of the loss and (ii) the NET BOOK VALUE of the EQUIPMENT, reduced by the amount of any payments made by LESSEE under this EQUIPMENT LEASE AGREEMENT.

13.                                 INSURANCE.  LESSEE shall provide and maintain primary insurance against loss, theft, damage, or destruction of the EQUIPMENT in an amount specified in Schedule A hereto, with loss payable to LESSOR.  At LESSOR’s request, LESSEE also shall provide and maintain primary comprehensive general all risk liability insurance.  Such insurance shall include, but shall not be limited to, product liability coverage, insuring LESSOR and LESSEE, with a severability of interest endorsement or its equivalent, against any and all loss or liability for all damages, either to persons, property, or otherwise, which might result from or happen in connection with the condition, use, or operation of the EQUIPMENT, with such limits and with an insurer reasonably satisfactory to LESSOR.  Each policy shall expressly provide that the insurance as to LESSOR shall not be invalidated by any act, omission, or neglect of LESSEE and cannot be materially altered or canceled without thirty (30) days’ written notice to LESSOR.  As to each policy, LESSEE shall furnish to LESSOR a certificate of insurance from the insurer evidencing the insurance coverage required by this section.  All such insurance shall include the name of LESSOR as an additional insured.  All obligations of this section shall extend throughout the TERM and until the EQUIPMENT is returned to LESSOR.

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14.                                 TAXES.  LESSEE agrees to pay and indemnify and hold LESSOR harmless from and against all sales, use, personal property, leasing and other taxes (together with any penalties, fines or interest thereof) imposed after the Closing Date against LESSOR, LESSEE or the EQUIPMENT by any governmental authority with respect to the EQUIPMENT.

15.                                 INDEMNITY.  With regard to bodily injury and property damage liability only, LESSEE will indemnify and hold LESSOR harmless from and against any and all claims, costs, expenses, damages, and liabilities, including reasonable attorneys’ fees, arising out of the ownership (for strict liability in tort only), possession, leasing, operation, control, use, maintenance, delivery, or other disposition of the EQUIPMENT arising from acts or events during the TERM.  However, LESSEE is not responsible to a party indemnified hereunder for any claims, costs expenses, damages, and liabilities occasioned by the gross negligent acts of such indemnified party.  LESSEE agrees to carry bodily injury and property damages liability insurance during the term of this Equipment Lease Agreement as provided in Article 13; any amounts received by LESSOR under the insurance will be credited against LESSEE’s obligations under this Article.  LESSOR will also be indemnified for twelve months after the TERM if the EQUIPMENT is required to be returned to LESSOR to the extent the claim arises out of LESSEE’s use of the EQUIPMENT, including, but not limited to, faulty upkeep, improper repairs and unauthorized alterations.

16.                                 LATE CHARGES AND INTEREST.  If LESSEE fails to pay LESSOR any amount when due or, in the case of an amount due to one other than LESSOR, if LESSOR pays an amount on LESSEE’s behalf, then LESSEE shall pay LESSOR a late charge of  five percent (5%) of such amount or $250, whichever is greater, for each calendar month or part thereof for which rent or other sum shall be delinquent or shall have been paid by LESSOR on LESSEE’s behalf.  The amount of any charges assessed hereunder shall be added to and become part of the next rental payment or shall be separately invoiced, at LESSOR’s option. Interest shall accrue on any unpaid or unreimbursed amounts at an  annual rate of three percent (3%) greater than the rate announced from time to time by Wells Fargo National Bank Association at its principal office in san Francisco as its “prime rate”, from the due date until paid by LESSEE.

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17.                                 TIME OF THE ESSENCE.  Time is of the essence of this Equipment Lease Agreement. This provision shall not be waived by the acceptance on occasion of late or defective performance.

18.                                 QUIET ENJOYMENT.  So long as LESSEE shall not be in default hereunder and LESSOR continues to receive all rent and other sums payable by LESSEE hereunder in accordance with the terms hereof, neither LESSOR nor its assignee, shall interfere with LESSEE’s right of quiet enjoyment and use of the EQUIPMENT.

19.                                 LESSEE REPRESENTATIONS.  LESSEE hereby represents, warrants and covenants that with respect to this Equipment Lease Agreement: (a) The execution, delivery and performance hereof by the LESSEE has been duly authorized by all necessary corporate action; (b) The individual executing such was duly authorized to do so; (c) This Equipment Lease Agreement constitutes the legal, valid and binding obligations of the LESSEE enforceable in accordance with its terms.

20.                                 DEFAULT.  LESSEE shall be in default if (a) LESSEE shall fail to pay rent or any other amount provided for under this Equipment Lease Agreement within five (5) days after the same becomes due and payable; (b) LESSEE fails to observe, keep or perform any other provision of this Equipment Lease Agreement, and such failure shall continue for a period of thirty (30) days without cure; (c) LESSEE shall abandon the EQUIPMENT; (d) except as inconsistent with federal bankruptcy law, any proceeding in bankruptcy, receivership, or insolvency shall be commenced against LESSEE or its property or any guarantor or such guarantor’s property, LESSEE or any guarantor files voluntarily for bankruptcy or reorganization, or LESSEE or any guarantor makes an assignment for the benefit of its creditors; (e) LESSEE or any guarantor makes any misrepresentation or false statement as to its credit or financial standing in connection with the execution or the further performance of the LEASE; (f) any attachment or execution be levied on any of LESSEE’s property; (g) LESSEE permits any other entity or person to use the EQUIPMENT without the prior written consent of LESSOR; or (h) in the business and affairs of LESSEE or any guarantor there occurs a material change which

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shall impair the security of the EQUIPMENT or increase LESSOR’s credit risk involved in the LEASE.  Each of the foregoing events shall constitute an “EVENT OF DEFAULT.”

21.                                 REMEDIES.  In the event of LESSEE’s default, LESSOR shall have the right and option, but not the obligation, to exercise any one or more of the following remedies, which remedies or any of them may be exercised by LESSOR without notice to LESSEE and without any election of remedies by LESSOR: (a) LESSOR may declare all sums due and to become due under this Equipment Lease Agreement immediately due and payable; (b) LESSOR may institute litigation to collect any sums due pursuant to the foregoing subsection (a) that are not promptly paid by LESSEE; (b) LESSOR may institute litigation to collect all rents and other amounts due as of the date of such default together with any sums that may accrue up to the date of trial; (c) LESSOR may institute litigation to specifically enforce the terms of this Equipment Lease Agreement; (d) LESSOR may terminate this Equipment Lease Agreement; or (e) LESSOR may pursue any other remedy now, or hereafter, existing in law or equity.  However, damages for any future rentals and/or LESSOR’s residual value in the EQUIPMENT shall be limited to the NET BOOK VALUE of the EQUIPMENT, reduced by the amount of any payments made by LESSEE under this EQUIPMENT LEASE AGREEMENT.

22.                                 MODIFICATION.  Neither this Equipment Lease Agreement nor any other document or Schedule constituting this Equipment Lease Agreement can be modified or amended except by written agreement signed and dated by both LESSOR and LESSEE.

23.                                 SUCCESSOR INTERESTS.  Subject to any prohibition against assignment contained herein, this Equipment Lease Agreement shall be binding upon and inure to the benefit of the heirs, successors, and assigns of the parties.  As used in this Equipment Lease Agreement, the term “LESSOR” shall include any assignee or secured party of LESSOR where appropriate.

24.                                 NOTICES.                                         All notices, requests, demand, claims and other communications hereunder shall be in writing.  Any such written communication shall be deemed to have been duly given (except as may otherwise be specifically provided herein to the contrary), and shall be deemed sufficient to preserve the rights of the sending party, if either (i) mailed by certified or

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registered mail, with postage prepaid by sender, or shipped by express courier service, with charges prepaid by sender and receipted for by or on behalf of the intended recipient, in each case to the following address (or to such other address as any part may designate for himself or itself by notice to the other parties given pursuant hereto), or else (ii) delivered by hand and receipted for by or on behalf of the intended recipient:

If to DMC/SF:	President
Dynamic Materials Corporation
5405 Spine Road
Boulder, CO 80301
Attention: Yvon Cariou
Fax Number (303) 604-1897

With a copy to:	Chief Financial Officer
Dynamic Materials Corporation
5405 Spine Road
Boulder, CO 80301
Attention: Richard Santa
Fax Number (303) 604-1897

If to Aerojet	Aerojet General Corporation
P. O. Box 1036
Camden, AR 71711-1036
Attention: Robert Shenton
Vice President, Operations
Fax Number: (870) 574-3528

With a copy to:	Aerojet General Corporation
P. O. Box 13222
Sacramento, CA 95813-6000
Attention: Brian E. Sweeney
Vice President, Legal and Contracts
Fax Number: (916) 351-8610

Lessee shall remit all payments required under this Equipment Lease Agreement to Lessor’s lockbox account at:

Dynamic Materials Corporation
Dept. 1323
Denver , CO 80291-1323

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25.                                 GOVERNING LAW.  This Agreement shall be governed by and construed in accordance with the domestic laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

26.                                 WAIVER OF JURY TRIAL.  LESSOR AND LESSEE HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

27.                                 WAIVER.  Failure of LESSOR at any time to require performance of any provision of this Equipment Lease Agreement shall not limit any right of LESSOR to enforce that provision, nor shall any waiver by LESSOR of any breach or any provision be a waiver of any succeeding breach of that provision or a waiver of that provision itself or any other provision.

28.                                 NUMBER AND CAPTIONS.  As used herein, the singular shall include the plural, and the plural the singular. All captions used herein are intended solely for convenience of reference and shall in no way limit or explain any of the provisions of this Equipment Lease Agreement.

29.                                 DUPLICATE ENFORCEABLE AS ORIGINAL.  LESSEE hereby consents to the use of this Equipment Lease Agreement, along with a photocopy hereof, for all purposes including, but not limited to, evidence in litigation or any other judicial proceeding.

30.                                 SEVERABILITY.  If any provision of this Equipment Lease Agreement is held invalid, such invalidity shall not affect other provisions that can be given effect without the invalid provision.

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31.                                 ENTIRE AGREEMENT.  This Equipment Lease Agreement, together with the Ancillary Agreements and any exhibits and schedules hereto or thereto, contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, written or oral, with respect thereto.  No amendment, supplement, modification, waiver or termination of this Equipment Lease Agreement shall be implied or binding (including any alleged waiver based on a party’s knowledge of any inaccuracy in any representation or any breach of warranty or covenant contained herein) unless in writing and signed by the party against which such amendment, supplement, modification, waiver or termination is asserted.  No waiver of a provision of this Equipment Lease Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly therein provided.

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IN WITNESS WHEREOF, the Parties hereto have executed this Equipment Lease Agreement as of the date first above written.

DYNAMIC MATERIALS CORPORATION

By:
Printed Name
Title:

AEROJET GENERAL CORPORATION

By:
Printed Name:
Title:

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Execution Copy

Equipment Lease - Schedule A

Asset #	Description	Starting Book Value	Monthly Lease
499	Spinning Machine, Hufford	597,162.23	6,220.44
Tooling	Hawk Tooling (as itemized below with a zero value for each individual item)	187,545.95	1,953.60
1571	G.E. FANUC CNC SYSTEM	99,822.76	1,039.82
103	Ikegai TU-30 Lathe, 9/N 53117V	92,485.32	963.39
	Hankook Proturn 100X - 3000 CNC Turning Center	90,000.00	937.50
107	CNC LATHE SL40 64338	83,871.03	873.66
1594	Pentak X-Ray Unit W/Processor	57,856.89	602.68
104	Lathe, Turret, American Tool	47,772.97	497.64
102	Ikegai Turret Lathe 22108A	42,995.70	447.87
311	Kearn Horizontal Milling Center K&T mm800	42,995.70	447.87
302	Kearn Horizontal Milling Center K&T mm800	42,995.70	447.87
1592	Hawk Drop Inspection Fixture Overhaul	41,204.55	429.21
484	Arrowsmith Hydraulic Sizer 1200 Ton	40,607.06	422.99
483	Arrowsmith Hydraulic Sizer 600 Ton	28,663.79	298.58
1593	HYDRO SIZER REROFIT	24,916.94	259.55
1572	Ikegai AX40 6 T Control	24,466.03	254.85
113	Lathe, Vertical Turret Bullard	23,886.47	248.82
708	Electron Beam Welding Machine	23,886.47	248.82
Tooling	ATACMs Tooling - (as itemized below with a zero for each individual item)	22,550.04	234.90
112	Lathe, Vertical Turret, Bullard	19,109.18	199.05
102	Inspection Equipment, Tooling	18,553.96	193.27
501	Videomicrometer, X-ray Booth	16,720.54	174.17
1575	Auto Cad Software Catia	16,109.56	167.81
502	X-Ray Film Processor	15,721.64	163.77
505	Mitutoyo Coor Measuring CMM	14,331.90	149.29
485	Arrowsmith Hydrasizer 250 Ton	14,331.90	149.29
101	Ikegai, A x 40 1987 S/N01873V	13,030.65	135.74
106	Lathe, Takisawa NX 610 6 T	11,943.26	124.41
1591	Lathe, Used American CNC	11,943.25	124.41
1382	ATACM 4-18x13 1/4 x 2 3/4 &2-18x13 1/4x 1 3/4 Tool Rings	11,777.33	122.68
503	Upgrade Rectifier Power Pack For Black Oxide Machine	11,154.18	116.19
142	Software CNC Program Master Cam	9,583.35	99.83
706	Weld Chamber, Tig, Vac Calif Ge	9,554.61	99.53
499	Hufford Upgrade	8,622.67	89.82
504	Mag Machine, Model TAQ1446	8,592.30	89.50
708	Weld Chamber Retrofit	8,230.36	85.73
499	ATACM Tool Rings (1) 18x131/4x2 3/4 & (4) 18x13 1/4 x 1 3/4	7,452.43	77.63
126	Lathe, Engine Tracer, American	7,165.93	74.65
1383	Hawk Tooling TN 10242904-1-25 SR Steady Rest	7,111.12	74.07
499	Hufford Roller Housing Shaft	6,763.05	70.45
602, 602A	Upgrade Electronic Controls on Alkaline Tanks	6,596.87	68.72
499	Roller Housing For Hufford Machine	6,518.55	67.90
147	ATACM Tooling tn1096001-1lf,tn1096010-1-2-wf, Weld Tooling,MTg Gage Body g-1200	6,055.53	63.08

Asset #	Description	Starting Book Value	Monthly Lease
125	Lathe, Engine Tracer, Monarch	5,971.63	62.20
707	Weld Chamber, Tig, Vac	5,971.63	62.20
723	Bed Seam Welder, Jetline	5,971.63	62.20
1572	CNC Control Ikegai	5,937.50	61.85
1597	Bullard Uprgrade Digital Read Out	5,274.36	54.94
402	Monoset Grinder	4,777.29	49.76
57	10 T Overhead Crane, P&H North	4,777.29	49.76
58	10 T Overhead Crane, P&H South	4,777.29	49.76
519	Hydrotest Unit, American Lab	4,777.29	49.76
320	Milling Machine, Cincinnati	4,777.29	49.76
121	Cazeneuve, 575HB Rebuild (Controls and Rebuild)	4,279.73	44.58
1596	ASM 180-T LEAK DETECTOR S/N HLT-5 HRS 10553 WITH REMOTE METER	4,032.31	42.00
104	American Lathe	3,863.99	40.25
124	LeBlond Regal Lathe	3,856.67	40.17
161	A-DESIGN	3,820.51	39.80
504	Upgrade For Flourescent Magnetic Particle Machine	3,735.60	38.91
317,318,319	Knee Mills (3) Boco	3,582.99	37.32
1315	STEDI WATT POWER PANEL PROTECTORS (13)	3,527.21	36.74
487	Mark III SDH Blast Cabinet	3,497.80	36.44
123	Used Okuma Lathe S/N 4105-9686	3,450.49	35.94
104	American Lathe Control Upgrade	3,405.87	35.48
148	Hawk Tooling t-10242849-pm1, t-10242849-pm2, t-10242901-cr	3,086.06	32.15
122	Cazeneuve, 725HB Rebuild	2,777.22	28.93
499	Hufford P/N 2000-12-01 Roller Housing Shaft	2,769.86	28.85
209	Used Radial Drill Press s/N2793	2,761.53	28.77
315	Sharp Vertical Mill	2,627.50	27.37
1591	American Lathe Hard Drive & Software Upgrade for CNC	2,625.68	27.35
1599	RADIOACTIVE DETECTOR	2,502.22	26.06
112	1/2 T JIB Crane, MS	2,413.17	25.14
801	Air Compressor, Inger-Rand	2,388.65	24.88
10	Air Compressor, Quincy	2,388.65	24.88
316	Radial Arm Drill, Cinc. Brick	2,388.65	24.88
724	Welder Jetline	2,388.65	24.88
606	Steam Clean Booth	2,388.65	24.88
726	Model RU 548 Planesher	2,388.65	24.88
1599	Yale Fork Truck 10000 P	2,388.65	24.88
303	SPINDLE MOTOR ON FADAL MACHINE	2,370.91	24.70
1573	Modine Heater	2,294.05	23.90
1384	BUDGIT VARIABLE SPPED A/R CHAIN HOIST AND SUPPORT	2,157.72	22.48
806	Water Filtration T40 Cooling Tower	2,019.71	21.04
708	CM330 VACUUM GAUGE KIT FOR E-BEAM WELDER	2,012.50	20.96
1602	Clark Fork Truck 8000 p	1,910.93	19.91
946	Keen Rod Oven	1,815.15	18.91

Asset #	Description	Starting Book Value	Monthly Lease
943	Furnace, Heat Treat, AOV	1,735.80	18.08
708	E-BEAM WELDER UPGRADE	1,672.02	17.42
1307	RECONDITION 5-TON HEAT TREAT CRANE	1,671.70	17.41
113	Storage Container, 40 ft. IBM	1,578.80	16.45
314	Mill Manual Bridgeport	1,556.13	16.21
105	38” A-11 Face Plate Hankook Lathe	1,444.46	15.05
121	Lathe, Engine tracer, Cazeneuve	1,433.20	14.93
503	Mag. Particle Insp. Mac Vresco-	1,433.20	14.93
488	Sandbalster, Smith	1,433.20	14.93
70	5 T Overhead Crane	1,433.20	14.93
805	Waste Water Treatment System	1,433.20	14.93
124	Hydro Test Crane	1,414.37	14.73
1318	E-Beam Welder Vapor Shield Assembly	1,397.05	14.55
141	Software CNC Program	1,202.69	12.53
114	Ultrasonic Gauge, KKB	1,198.53	12.48
741	Furnace, Heat Treat, Lindberg	1,194.35	12.44
1604	Tool Setter, Kennemetal	1,194.35	12.44
701	Weld Chamber, Tig, Vac	1,194.35	12.44
1601	Clark Forklift 5000 p	1,194.35	12.44
704	Weld Chamber, Tig, Vac	1,194.30	12.44
213	Multi-Head Drill Press	1,116.19	11.63
1607	Radiogrpahic Densitometer	992.97	10.34
313	Mill Manual Bridgeport	955.43	9.95
122	Lathe, Engineer Tracer, Cazeneuve	955.43	9.95
405	Saw, Bank Metal Cut Wells	955.43	9.95
1600	Toyota Forklift 4000 p	955.43	9.95
1603	Crown Electric Pallet Jack	955.43	9.95
482	Swedging Press	955.43	9.95
410	Mubea HPS 350S Ironworker	716.58	7.46
1605	Tool Grinder, Bieriey	597.14	6.22
119	Graxiano SAG 17 Tracer	597.14	6.22
404	Saw Bank, Doall	573.26	5.97
506 AND 507	Comparator DRI, J&L	477.71	4.98
210	Milling Machine GSP	477.71	4.98
722	Welding Machine, Linde	238.86	2.49
37	Saw, Cut Off Dayton	238.86	2.49
1606	Saw, Cut Off Dayton	238.86	2.49
718	Welding Machine, Hobart	238.86	2.49
715	Welding Machine, P&H	238.86	2.49
716	Welding Machine, NCG Sureweld	238.86	2.49
73	1 T Overhead Crane Dayt	143.31	1.49
1608	Deburr Machine	119.43	1.24
486	Press, Hydraulic Manual Orc	119.43	1.24

Asset #	Description	Starting Book Value	Monthly Lease
711	Welding System, Airco	71.67	0.75
409	Sander Disk, Pedistal Rankin	71.67	0.75
279	1 TON JIB CRANE	0.00	0.00
493	2 TON ELECT HOIST	0.00	0.00
504	2-TON GANTRY	0.00	0.00
	Fadal VMC 4020 (transferred from DMC’s PMP Division in 2003)	33,583.33	349.83
	P/N 10242904 Final Motor Case		0.00
T-10242904-1PT	HAWK Parts - Hydro fixture, base/igniter hole plug	0.00	0.00
T-10242904-2PT	HAWK Parts - Hydro fixture, retainer/lift	0.00	0.00
T-10242904-RR	HAWK Parts - Rounding ring for milling I.D. slot 1610	0.00	0.00
T-10242904-MM	HAWK Parts - Mill machine, aft slot and lockwire - 331	0.00	0.00
T-10242904-DM1	HAWK Parts - Drill machine, fwd & aft holes - 216	0.00	0.00
T-10242904-DF1	HAWK Parts - Drill, fwd holes - 216	0.00	0.00
T-10242904-DM2	HAWK Parts - Drill machine, (5) fwd boss holes - 215	0.00	0.00
T-10242904-SR2	HAWK Parts - Steady rest, machine aft - 1609	0.00	0.00
T-10242904-DI	HAWK Parts - Drop-In Inspection Fixture - 1592	0.00	0.00
T-10242904-DF2	HAWK Parts - Drill fixture (4) threads .190 thd. - Machine shop	0.00	0.00
T-10242904-WF1	HAWK Parts - Clip weld fixture - Weld Shop	0.00	0.00
T-10242904-GF	HAWK Parts - Gage (O.A.L.) fwd section - Insp	0.00	0.00
T-10242904-GA	HAWK Parts - Gage (O.A.L.) aft section - Insp	0.00	0.00
T-10242904-SJ2	HAWK Parts - Packaging fixture - Shipping Dept.	0.00	0.00
T-10242904-HF	HAWK Parts - Fwd skirt holes, inspection fixture. - Insp.	0.00	0.00
T-10242904-2LP	HAWK Parts - Locating pins. - Insp.	0.00	0.00
T-10242904-2IF	HAWK Parts - Inspection fixture for 10/32 hole location - Insp.	0.00	0.00
T-10242904-3IF	HAWK Parts - Final inspection gages - Insp.	0.00	0.00
	P/N 10242849 Shell Exit Cone		0.00
T-10242849-PM1	HAWK Parts - Press die, male, 1st hit. - Machine Shop	0.00	0.00
T-10242849-PF1	HAWK Parts - Press die, female, 1st hit. - Machine Shop	0.00	0.00
T-10242849-PM2	HAWK Parts - Press die, male, 2nd hit - On the machine	0.00	0.00
T-10242849-PF2	HAWK Parts - Press die, female, 2nd hit - On the machine	0.00	0.00
T-10242849-PG	HAWK Parts - Go-No-Go plug gages - Insp.	0.00	0.00
T-10242849-MF	HAWK Parts - Mill fixture (4 slots)	0.00	0.00
	P/N 9082275 Aft Closure		0.00
T-9082275-1PT	HAWK Parts - Hydro fixture, base	0.00	0.00
T-9082275-2PT	HAWK Parts - Hydro fixture, base retainer	0.00	0.00
T-9082275-3PT	HAWK Parts - Hydro fixture, plug	0.00	0.00
T-9082275-4PT	HAWK Parts - Hydro fixture, plug retainer	0.00	0.00
T-9082275-1IF	HAWK Parts - Go-No-Go ring gage - Insp.	0.00	0.00
T-9082275-2IF	HAWK Parts - Indicator insepction gage - 1611	0.00	0.00
T-9082275-1MF	HAWK Parts - Mill Fixture R.2	0.00	0.00
T-9082275-1DJ	HAWK Parts - Drill Fixture - Tool Crib	0.00	0.00
	P/N 10242842 Center Ring (Intermediate)		0.00
T-10242842-DF	HAWK Parts - Drill fixture, 1.5 diameter bore - At Machine 209	0.00	0.00

Asset #	Description	Starting Book Value	Monthly Lease
T-10242842-MF1	HAWK Parts - Mill fixture, .50 diameter at 30 degrees	0.00	0.00
T-10242842-MF2	HAWK Parts - Mill fixture, 1.25 wide slot at 30 degrees	0.00	0.00
T-10242842-MF3	HAWK Parts - Mill fixture, finish lip on 1.25 slot	0.00	0.00
T-10242842-WF	HAWK Parts - Weld fixture to weld lugs - Weld Shop	0.00	0.00
	P/N 10242901 Center Ring (Final)		0.00
T-10242901-MF	HAWK Parts - Mill fixture, wing pocket holes & cover open - MS	0.00	0.00
	P/N 9082104 Lockwire		0.00
T-9082104-MF1	HAWK Parts - Mill fixture - Tool Crib	0.00	0.00
	P/N 9082262 Lug (Center Ring)		0.00
T-9082262-1MF	HAWK Parts - Lug mill fixture - Tool Crib	0.00	0.00
	P/N 10242834 Stiffener Welded Assembly		0.00
T-10242834-TF	HAWK Parts - Tack weld fixture - Weld Shop	0.00	0.00
T-10242834-WF	HAWK Parts - Weld fixture - Weld Shop	0.00	0.00
T-10242834-DF1	HAWK Parts - Drill fixture, .261 dia. Holes & .190 thd - Shop	0.00	0.00
T-10242834-MM	HAWK Parts - Mill machine with universal joint (for milling slot on stiffener) - Shop	0.00	0.00
T-10242834-DF2	HAWK Parts - Drill fixture, rivet holes - Shop	0.00	0.00
T-10242834-CF	HAWK Parts - Chop fixture for cutting ring. - Shop	0.00	0.00
T-10242834-IF	HAWK Parts - Drop-in inspection fixture - Insp.	0.00	0.00
T-10242834-MF1	HAWK Parts - Mill fixture to mill 30 degree pad - Shop	0.00	0.00
T-10242834-MF2	HAWK Parts - Mill fixture, pad O.D. & lead-in - Shop	0.00	0.00
	P/N 10688786 Brace-Launch Weld Sub-Assy		0.00
T-10688786-WF	HAWK Parts - Weld fixture - Weld Shop	0.00	0.00
	P/N 10688788 Brace-Side Welded Sub-Assy		0.00
T-10688788-WF	HAWK Parts - Weld fixture - Weld Shop	0.00	0.00
	P/N 102428787-1 (mfg#) Pad/Brace Welded Sub-Assy		0.00
T-102428787-WF	HAWK Parts - Weld fixture - Weld Shop	0.00	0.00
	P/N 10242902/10242899 Aft/Fwd Tube		0.00
Straddle Mill	HAWK Parts - To mill sheets. - Shop	0.00	0.00
Hydraulic Press/Sizer	HAWK Parts - To size tubes - Hufford area	0.00	0.00
	P/N 10242900 Fwd Dome		0.00
T-10242900-TF1	HAWK Parts - Turning fixture, I.D.	0.00	0.00
T-10242900-TF2	HAWK Parts - Turning fixture, O.D.	0.00	0.00
T-10242900-UT1	HAWK Parts - Ultrasonic fixture, standard	0.00	0.00
T-10242900-UT2	HAWK Parts - Ultrasonic immension gage.	0.00	0.00
	P/N 1032110 (mfg#), Fwd Sub-Assy	0.00	0.00
T-1032110-RR (3 sets)	HAWK Parts - Weld rounding rings	0.00	0.00
T-1032110-1-2WF	HAWK Parts - G-2 weld fixture	0.00	0.00
95	Thread plug gage set - 1/4-28 UNF-3B - Pennoyer-Dodge	0.00	0.00
600-351R	Master set ring - 3.3998 - Unknown	0.00	0.00
80399-1A	Thread ring gage - GO PD8.3091 - American Gage	0.00	0.00
80851-1A	Thread ring gage - GO PD8.3091 - American Gage	0.00	0.00
80399-2B	Thread ring gage - NOTGO PD8.3223 - American Gage	0.00	0.00
SP-8G	GO5.9188/NOGO5.911 Thread Plug - 6.000-8UN-3A - Pennoyer-Dodge	0.00	0.00

Asset #	Description	Starting Book Value	Monthly Lease
SP-8NG	GO5.9188/NOGO5.911 Thread Plug - 6.000-8UN-3A - Pennoyer-Dodge	0.00	0.00
10242834-1G	Gage Std - Gage Std - Unknown	0.00	0.00
9046798-198	Gage Std - Chamber Fixture - Unknown	0.00	0.00
800-288	Ultrasonic Thickness gage - CL204 - Krautkramer Branson	0.00	0.00
10242836-1-1SG	Stiffener Gage - GO.880 NOGO.921 - Stiffener	0.00	0.00
14HS	Micrometer - 436 - Starrett	0.00	0.00
D-42	Thread Plug Gage Set - 9/16-18UNF-3B - Pratt & Whitney	0.00	0.00
13292406-6W	Tunnel Case Insp. - Unknown - Unknown	0.00	0.00
100-870-2	Digital Height Gage - 192-607 - Mitutoyo	0.00	0.00
265465-N	Dial indicator - MW181 - Brown & Sharpe	0.00	0.00
100-453-R5	Micrometer - 103-219A - Mitutoyo	0.00	0.00
46	Point Micrometer - 112-225 - Mitutoyo	0.00	0.00
100-532-2	Micrometer - 122-125 - Mitutoyo	0.00	0.00
12DA	Micrometer - 123-125A - Mitutoyo	0.00	0.00
2416-1	Dial Indicator 2416F - 10 - Mitutoyo	0.00	0.00
INSP-1	Dial indicator - 2416F-10 - Mitutoyo	0.00	0.00
500-17	Height Gage - 509-313 - Mitutoyo	0.00	0.00
100-210	Deep Throat Mic - 0-1” - Scherr Tumico	0.00	0.00
500-56	Deep Throat Mic - 0-1” - Scherr Tumico	0.00	0.00
100-692	Pin Mic - 1-1 7/8” - Scherr Tumico	0.00	0.00
155	Micrometer - 222 - Starrett	0.00	0.00
100-411-3	OD Micrometer - 226 - Starrett	0.00	0.00
100-334-1	Micrometer - 436-7” - Starrett	0.00	0.00
626	Thread plug set - 9/16-18UNF-3B - Ideal Thread Gage	0.00	0.00
26	0-1” Ball Mic - 115-253 - Mitutoyo	0.00	0.00
141	Dial caliper - 505-644-50 - Mitutoyo	0.00	0.00
100-338-1	Height Gage - Unknown - Mitutoyo	0.00	0.00
200-265-11	Thread Plug Gage Set - 10-32 UNF-3B - Ponam	0.00	0.00
100-231-1	O.D. Micrometer 23-24” - M-3-1850 - Scherr Tumico	0.00	0.00
511-170	Dial Bore Gage .0001” - 84-111-6 - Starrett	0.00	0.00
13292406-6-B	Tunnel Tab Gage - Tunnel Tab Gage - Unknown	0.00	0.00
HK-5	Ring Master - 2 - Ponam	0.00	0.00
800-091	Ultrasonic Thickness Gage - CL204 - Krautkramer Branson	0.00	0.00
9259621	PI Tape - 12”-24” - PI Tape	0.00	0.00
3250228	PI Tape - 12”-36” - PI Tape	0.00	0.00
6200134	PI Tape - 12”-36” - PI Tape	0.00	0.00
21	I.D. Micrometer Set - 6”-36” - Scherr-Tumico	0.00	0.00
600-662-F6	.005”/2-1/8 3-1/8 Dial Bore - DI-20226-B - Standard	0.00	0.00
CH2	Micrometer - 0-1” - Made in China	0.00	0.00
600-615-4	Muller Gage - B21 - Federal	0.00	0.00
600-684	Dial Depth Gage - B150-1 - Mueller Gages	0.00	0.00
6LC	0-3” Depth Mic - 603 - Brown & Sharpe	0.00	0.00
400-328B	Protractor - 52-448-612 - Fowler	0.00	0.00

Asset #	Description	Starting Book Value	Monthly Lease
100-240-2	OD Micrometer Set - 104-201-6 PC Set - Mitutoyo	0.00	0.00
100-238-3	OD Micrometer Set - 104-201-6 PC Set - Mitutoyo	0.00	0.00
100-241-2	OD Micrometer Set - 104-201-6 PC Set - Mitutoyo	0.00	0.00
CH1	Dial Test Indicator - 513-118 - Mitutoyo	0.00	0.00
600-697	Indicator 0.0005” - 513-412 - Mitutoyo	0.00	0.00
101	Indicator 0.0005” - 513-412 - Mitutoyo	0.00	0.00
100-661-4	OD Micrometer - 13-14” - Scherr Tumico	0.00	0.00
100-528-1	Depth Micrometer - 445 - Starrett	0.00	0.00
600-41-F7	.0005” Test Indicator - .0005” - Tesatast	0.00	0.00
147	0-1” O.D. Mic - 0-1” - Amtos	0.00	0.00
504	Dial Indicator .001” 0-1” - 51-520-5 - Amtos	0.00	0.00
204	Dial Indicator .001” 0-1” - 51-520-5 - Amtos	0.00	0.00
CH6	0-6” Dial Caliper - 599-579-5 - Brown & Sharpe	0.00	0.00
INSP-2	Digital Micrometer - 0-1” - Fowler	0.00	0.00
100-800-1	1-2” Point Mic - 52-226-102 - Fowler	0.00	0.00
3HM	Outside Mic - 0-1” - HDJ	0.00	0.00
CH5	0-2” Drop Indicator - 0-2” - HDJ	0.00	0.00
4HM	Micrometer - 1-2” - HDJ	0.00	0.00
7LC	OD Micrometer - 103-260 - Mitutoyo	0.00	0.00
146-2	0-1” Ball Mic - 115-253 - Mitutoyo	0.00	0.00
100-118	Deep Throat Micrometer - 118-129 - Mitutoyo	0.00	0.00
100-118-129	Deep Throat Micrometer - 118-129 - Mitutoyo	0.00	0.00
100-118-129-1	Deep Throat Micrometer - 118-129 - Mitutoyo	0.00	0.00
153	Micrometer 4”-5” - 202-214 - Mitutoyo	0.00	0.00
1095001-1-4	Dial Indicator - 2411-08 - Mitutoyo	0.00	0.00
13LC	Caliper - 500-193 - Mitutoyo	0.00	0.00
1BM	Dial Caliper - 505-637-50 - Mitutoyo	0.00	0.00
SF-72	6-7” O.D. Mic - BM09-788-6-7” - Scherr Tumico	0.00	0.00
100-641-1	1-2” Blade Mic - 1-2” - SPI	0.00	0.00
1096731-GAGE-2	Dial Indicator - 24-333-7 - SPI	0.00	0.00
CH4	Starrett 1212 - 1212 - Starrett	0.00	0.00
100-1	Vernier Caliper - 123 - Starrett	0.00	0.00
100-453-3	Micrometer - 2-3” - Starrett	0.00	0.00
15LC	Indicator - 25-2041 - Starrett	0.00	0.00
100-453-4	Micrometer - 3-4” - Starrett	0.00	0.00
CH3	Micrometer 0.1” O.D. Mic - 1F113 - Starrett	0.00	0.00
100-453-6	5-6” O.D. Mic - 5-6” - Starrett	0.00	0.00
100-458-8	OD Micormeter - 7-8” - Starrett	0.00	0.00
436	10-11” Micrometer - T436XRL-1 - Starrett	0.00	0.00
503	12” Dial Calipe - 5-150-23 - Amtos	0.00	0.00
CH7	Dial Indicator .001” 0-1” - 51-520-5 - Amtos	0.00	0.00
1DA	Test Indicator .0005” - 214GA - Compac	0.00	0.00
2DA	Digital Caliper - 500-197 - Mitutoyo	0.00	0.00

Asset #	Description	Starting Book Value	Monthly Lease
822	Thread Plug GO.5128 NOT GO.5175 - M14X1.5-4H5H - Pennoyer-Dodge	0.00	0.00
13FM	Dial Indicator - 999-390-MIT	0.00	0.00
100-1744	Height Gage - 0-40” - Fowler	0.00	0.00
100-193-114	Digital Ht. Gage-24” - 192-114 - Mitutoyo	0.00	0.00
111	Digital Ht. Gage-24” - 192-114 - Mitutoyo	0.00	0.00
211	Ultrasonic Thickness gage - DM4 - Krautkramer Branson	0.00	0.00
800-633-2	Temp Gage - 30-120DEGF - Tel Tru	0.00	0.00
100-203	Micrometer W/6RODS - 18-24” - Unknown	0.00	0.00
SF-626	Deep Throat Micrometer - 118-129 - Mitutoyo	0.00	0.00
151	Micrometer 2”-3” - 202-210 - Mitutoyo	0.00	0.00
152	Micrometer 3”-4” - 202-212 - Mitutoyo	0.00	0.00
500-13	Caliper - 505-676 - Mitutoyo	0.00	0.00
500-14	Caliper - 505-677 - Mitutoyo	0.00	0.00
500-11	Test indicator - 513-446 - Mitutoyo	0.00	0.00
100-453-12	Micrometer - 436 - Starrett	0.00	0.00
100-997	Ring Gage - 7.9975 - Pennoyer-Dodge	0.00	0.00
1000-676	Ring Gage - 0.3745 - WGC	0.00	0.00
13292401-FN5	Plug Gage - Unknown - Ponam	0.00	0.00
13292406-6-A	Tunnel Tab Gage - Tunnel Tab Gage - Unknown	0.00	0.00
40-2	88PCS Gage Block Set Grade A+ - 53-672-028 - Fowler	0.00	0.00
1000-523	Ring Gage - 0.4999 - Brown & Sharpe	0.00	0.00
1096721-1-3SS	Set Std Gage Block - 15.6565 - Federal	0.00	0.00
1096721-1-2SS	Set Std Gage Block - 15.9954 - Federal	0.00	0.00
1096721-1-4SS	Set Std Gage Blcok - 16 - Federal	0.00	0.00
1096721-1-5SS	Set Std Gage Block - 18.1339 - Federal	0.00	0.00
40-290	8PCS Primary Std Gage Block Set - 8PCS Gage Block Set - P & W	0.00	0.00
8080225	PI Tape - 2”-24” - PI Tape	0.00	0.00
100-139	Inside Micrometer Set - 4-52” - Mitutoyo	0.00	0.00
19	I.D. Micrometer Set - 6”-36” - Scherr-Tumico	0.00	0.00
100-616-2	2-12” Inside Micrometer - 124 - Starrett	0.00	0.00
100-2	Thread Plug Set - 1/4-28UNF-2B - Ideal Thread Gage	0.00	0.00
200-114-8	Thread Plug Gage - 1/4-28UNF-3B - Pennoyer-Dodge	0.00	0.00
200-134	Thread Plug Gage Set - 3/4-16 UNF-3B - Pennoyer-Dodge	0.00	0.00
200-265-10	Thread Plug Gage Set - 10-32 UNF-2B - Ponam	0.00	0.00
200-133-1	Thread Plug Gage, GO.7094/NOTGO.7143 - 3/4-18UNF-3B - Pratt & Whitney	0.00	0.00
10-287-2	Torque Wrench - TQ-6-FU - Snap On	0.00	0.00
200-123-9	Thread Plug Set - .375-24UNF-3B - Unknown	0.00	0.00
500-7	Thread Plug - GO.4050/NOGO.4120 - Unknown	0.00	0.00
NAN	Thread Ring - M213X3.0-6H - Pennoyer-Dodge	0.00	0.00
400-453	Length Standards - 11PC Set - Starrett	0.00	0.00
2000-14-01	Unitest Set Gage - 8-9” - TESA	0.00	0.00
8HS	Dial Indicator - .001” - Aerospace Sup	0.00	0.00
100-304	Depth Micrometer w/12RODS - 0-12” - Mitutoyo	0.00	0.00

Asset #	Description	Starting Book Value	Monthly Lease
100-806	Point Micrometer - 112-237 - Mitutoyo	0.00	0.00
100-532-3	Micrometer - 122-126 - Mitutoyo	0.00	0.00
1JO	Dial Caliper - 505 611 - Mitutoyo	0.00	0.00
103	OD Micrometer - 6-12” - Scherr Tumico	0.00	0.00
10FM	Depth Micrometer - 445 - Starrett	0.00	0.00
207	.400”/.0001” Dial Indicator - 656-617 - Starrett	0.00	0.00
100-202	Micrometer W/6RODS - 18-24” - Unknown	0.00	0.00
9HM	Dial Indicator - 2.000” - Amtos	0.00	0.00
400-2	Micrometer Bore Gage - 0.425-0.500 - Brown & Sharpe	0.00	0.00
49	Outside Micrometer - 103-127 - Mitutoyo	0.00	0.00
206	Dial Indicator - 2922-08 - Mitutoyo	0.00	0.00
102	Thread Gage - M22X1.5-6H-LH - Pennoyer-Dodge	0.00	0.00
NAN	Go/NOGO Thread Setting Plug Gage - MJ14X1.5-4H-5H - Pennoyer-Dodge	0.00	0.00
516-3	Dial Indicator - .0001”-2.000” - Unknown	0.00	0.00
FN5	Plug Gage - .6697, .7973, 1.1360 - Ponam	0.00	0.00
FN8	Plug Gage - 1.1457 - Ponam	0.00	0.00
FN6	Plug Gage - Plug Gage - Unknown	0.00	0.00
FN7	Plug Gage - Plug Gage - Unknown	0.00	0.00
40-112	End Std Rod - 12” - Starrett	0.00	0.00
40-113	End Std Rod - 13” - Starrett	0.00	0.00
40-114	End Std Rod - 14” - Starrett	0.00	0.00
40-115	End Std Rod - 15” - Starrett	0.00	0.00
40-116	End Std Rod - 16” - Starrett	0.00	0.00
40-117	End Std Rod - 17” - Starrett	0.00	0.00
40-118	End Std Rod - 18” - Starrett	0.00	0.00
40-119	End Std Rod - 19” - Starrett	0.00	0.00
40-120	End Std Rod - 20” - Starrett	0.00	0.00
40-121	End Std Rod - 21” - Starrett	0.00	0.00
40-122	End Std Rod - 22” - Starrett	0.00	0.00
40-123	End Std Rod - 23” - Starrett	0.00	0.00
500-6	Drop Indicator - JB50A - Baker	0.00	0.00
600-2	Dial Indicator 0.250” - 81-141 - Starrett	0.00	0.00
19JS	Dial Indicator - 0.1” - Aerospace	0.00	0.00
INSP-6	Dial Indicator .001” 0-1” - 51-520-5 - Amtos	0.00	0.00
INSP-5	Dial Indicator .001” 0-1” - 51-520-5 - Amtos	0.00	0.00
129	Deep Throat Micrometer .001” - C81S - Federal	0.00	0.00
6-JL-A	Micrometer - 103-262 - Mitutoyo	0.00	0.00
6AO	Dial Indicator - 2416 - Mitutoyo	0.00	0.00
500-151	Dial indicator - 2416F-10 - Mitutoyo	0.00	0.00
5-JL-A	Caliper - 505-645-50 - Mitutoyo	0.00	0.00
267-3	Height Gage - 254 - Starrett	0.00	0.00
10-JL-A	Dial Indicator - 999-390 - Unknown	0.00	0.00
245	Metric Thread Gage GO1.1816 NOGO1.1623 - M30X1.5-6H - GTD	0.00	0.00

Asset #	Description	Starting Book Value	Monthly Lease
99394-1	Metric Thread Plug, GO.5128/NOTGO.5175 - MJ1 4X1.5-4H5H - Pennoyer-Dodge	0.00	0.00
124	8-32” Solid-Rod Inside Micrometer - 124-C - Starrett	0.00	0.00
100-338-2	Inside Micrometer Set - 4-36” - Mitutoyo	0.00	0.00
139-1	Inside Micrometer Set - 4-52” - Mitutoyo	0.00	0.00
140-2	Inside Micrometer Set - 4-52” - Mitutoyo	0.00	0.00
13038096-1PG-1	Plain Plug Gage Set, Go NOGO - 1.7520/1.7550 - Pennoyer-Dodge	0.00	0.00
13038096-1PG-2	Plain Plug Gage Set, Go NOGO - 1.7520/1.7550 - Pennoyer-Dodge	0.00	0.00
10242904-2PG-3	Plain Plug Gage Set, - 1.9100/1.9140 - Pennoyer-Dodge	0.00	0.00
162-G	Thread Plug Gage “GO” - 6”-8” UN - Pennoyer-Dodge	0.00	0.00
13292401-FN8	Plug Gage - GO 1.1457 NOGO1.1654 - Ponan	0.00	0.00
162-NG	Thread Plug Gage “NO-GO” - 6.0000-8N-3B -S.C.C.	0.00	0.00
100-230-2	O.D. Micrometer 13-14” - M2-431 - Scherr Tumico	0.00	0.00
600-430-1	Groove & Bore Gage - 0.375-6 inch - Interapid	0.00	0.00
132	Thread Plug Set - 1/4-28UNF-2B - Ideal Thread Gage	0.00	0.00
90	Thread Plug Set - 9/16-18UNF-3B - Ideal Thread Gage	0.00	0.00
140	Vernier Caliper - 0-40” - Made In China	0.00	0.00
NAN	Gage - 0-15.9954 - Mueller Gage / Federal	0.00	0.00
600-29-2	Groove Gage - .0005” - Mueller Lab	0.00	0.00
94	Thread Plug Gage Set - 1/4-28 UNF-3B - Pennoyer-Dodge	0.00	0.00
200-123-6	Thread Plug Gage Set - 3/8-24UNF-3B - Pennoyer-Dodge	0.00	0.00
200-136-1	Plug Gage Set - 7/8-14 UNF-3B - Pennoyer-Dodge	0.00	0.00
1096721-ST1	Plain Plug Gage Set - GO 0.571/NOGO 0.590 - Pennoyer-Dodge	0.00	0.00
13292401-FN7	Plug Gage - GO.8022 NOGO.8140 - Ponam	0.00	0.00
13292401-FN6	Plug Gage - NOGO.6760 - Ponam	0.00	0.00
200-128-1	Thread Plug Gage Set - 9/16-18UNF-3B - Pratt & Whitney	0.00	0.00
100-684	Vernier Caliper - 123 - Starrett	0.00	0.00
112	Vernier Caliper - 123 - Starrett	0.00	0.00
400-1	Bore Gage - 1.600”-2.000 - TESA	0.00	0.00
NAN	Uni-Test - 8”-9” - TESA	0.00	0.00
200-123-10	Thread Plug Gage Set - 3/8-24UNF-3B - Unknown	0.00	0.00
100-500	OD Micrometer 11PC Set - 104 -137 - Made in Japan	0.00	0.00
100-8102	Depth Gauge - 0-6” - Mitutoyo	0.00	0.00
100-240-1	OD Micrometer Set - 104-201 - Mitutoyo	0.00	0.00
NAN	Protractor - Protractor - Mitutoyo	0.00	0.00
100-331	OD Micrometer - 7-8” - Starrett	0.00	0.00
100-240-3	Surface Plate - 12”-18” - Unknown	0.00	0.00
2424-1	Indicator - .001”-2.000” - Amtos	0.00	0.00
400-327-B	Protractor - 52-448-612 - Fowler	0.00	0.00
8HM	Caliper - 0-8” - Kanon	0.00	0.00
15JS	Depth Micrometer Set - 0-4” - Made in China	0.00	0.00
100-132	Depth Gauge - 0-6” - Mitutoyo	0.00	0.00
100-109	Micrometer - 103-190A - Mitutoyo	0.00	0.00
100-190	Micrometer - 103-190A - Mitutoyo	0.00	0.00

Asset #	Description	Starting Book Value	Monthly Lease
100-661-3	Micrometer - 103-190A - Mitutoyo	0.00	0.00
100-103	Micrometer - 103-220A - Mitutoyo	0.00	0.00
2416-2	Dial Indicator - 2416F-10 - Mitutoyo	0.00	0.00
14JU	Dial Caliper - 505-637-51 - Mitutoyo	0.00	0.00
105	Dial Caliper - 505-644-50 - Mitutoyo	0.00	0.00
1096721-3D	Dial Caliper - 505-644-50 - Mitutoyo	0.00	0.00
5ML	Dial Caliper - 505-644-50 - Mitutoyo	0.00	0.00
23JS	Caliper - 505-645-50 - Mitutoyo	0.00	0.00
24JO	Micrometer - 0-1” - NSK	0.00	0.00
25JO	OD Micrometer - 1-2” - NSK	0.00	0.00
26JO	Micrometer - 2-3” - NSK	0.00	0.00
100-661-2	OD Micrometer - 13-14” - Scherr Tumico	0.00	0.00
100-457	OD Micrometer - 12-13” - Scherr Tumico	0.00	0.00
100-337-1	Vernier Caliper - 0-12” - Starrett	0.00	0.00
100-453-10	OD Micrometer - 436-10 - Starrett	0.00	0.00
100-453-9	OD Micrometer - 436-9” - Starrett	0.00	0.00
11JS	OD Micrometer - 5-6” - Unknown	0.00	0.00
516-4JU	Dial Indicator - 0-1.0” - Aerospace	0.00	0.00
3ML	Indicator - .001”-2.000” - Amtos	0.00	0.00
4ML	Dial Indicator .001” 0-1” - 51-520-5 - Amtos	0.00	0.00
600-334-1	Dial Indicator .001” 0-1” - 51-520-5 - Amtos	0.00	0.00
500-5	Drop Indicator - JB50A - Baker	0.00	0.00
500-3	Drop Indicator - JB50A - Baker	0.00	0.00
SF-62	Blade Micrometer - 2-3” - Brown & Sharpe	0.00	0.00
3JU	Dial Indicator - 7030-3 - Brown & Sharpe	0.00	0.00
10242834-IG-STD	Dial Indicator - .001-1.000” - Gordon Kerley Co.	0.00	0.00
3JS	Dial Indicator - 0-0.25” - Made in China	0.00	0.00
6JS	Micrometer - 0-1” - Made in China	0.00	0.00
7JS	Micrometer - 1-2” - Made in China	0.00	0.00
5HM	Micrometer - 2-3” - Made in China	0.00	0.00
6HM	Micrometer - 3-4” - Made in China	0.00	0.00
146-1	Micrometer - 0-1” - Mitutoyo	0.00	0.00
100-144	Point Micrometer - 112-225 - Mitutoyo	0.00	0.00
21JS	Micrometer - 142-177 - Mitutoyo	0.00	0.00
100-431	Groove Micrometer - 146-106 - Mitutoyo	0.00	0.00
6-1AO	Dial Indicator - 2416 - Mitutoyo	0.00	0.00
2JO	Micrometer - 0-1” - NSK	0.00	0.00
100-690	Micrometer - 1-2” - Scherr Tumico	0.00	0.00
12AO	Dial Indicator - 24-336-0 - SPI	0.00	0.00
4JU	Micrometer - 0-1” - TESA	0.00	0.00
27JS	Micrometer - 0-1” - Unknown	0.00	0.00
SF-63	Blade Micrometer - 2-3” - Brown & Sharpe	0.00	0.00
2ML	Test Indicator - .001-030” - MHC	0.00	0.00

Asset #	Description	Starting Book Value	Monthly Lease
47	Micrometer - 0-1” - Mitutoyo	0.00	0.00
99	Micrometer - 0-1” - Mitutoyo	0.00	0.00
100-351	Micrometer - 0-1” - Mitutoyo	0.00	0.00
6ML	OD Micrometer - 103-260 - Mitutoyo	0.00	0.00
100-804	Point Micrometer - 112-237 - Mitutoyo	0.00	0.00
100-805	Point Micrometer - 112-238 - Mitutoyo	0.00	0.00
556	Micrometer - 115-153 - Mitutoyo	0.00	0.00
20	Micrometer - 1-2” - Scherr Tumico	0.00	0.00
100-430	Micrometer - 260 - Starrett	0.00	0.00
160	Thermometer - 815F - PTC Instruments	0.00	0.00
600-815	Dial Indicator - 25-341/5 - Starrett	0.00	0.00
SP-1	Thread Plug GO1.0709 NOGO1.0664 - 1 1/8-12 UNF-3A - Pennoyer-Dodge	0.00	0.00
100-240-4	12-18” O.D. Micrometer - 12-18” - Scherr Tumico	0.00	0.00
40-125	End Measuring Rod - 25 Inch - Starrett	0.00	0.00
40-126	End Measuring Rod - 26 Inch - Starrett	0.00	0.00
40-127	End Measuring Rod - 27 Inch - Starrett	0.00	0.00
40-128	End Measuring Rod - 28 Inch - Starrett	0.00	0.00
40-129	End Measuring Rod - 29 Inch - Starrett	0.00	0.00
40-130	End Measuring Rod - 30 Inch - Starrett	0.00	0.00
40-131	End Measuring Rod - 31 Inch - Starrett	0.00	0.00
40-132	End Measuring Rod - 32 Inch - Starrett	0.00	0.00
40-133	End Measuring Rod - 33 Inch - Starrett	0.00	0.00
40-134	End Measuring Rod - 34 Inch - Starrett	0.00	0.00
40-135	End Measuring Rod - 35 Inch - Starrett	0.00	0.00
40-136	End Measuring Rod - 36 Inch - Starrett	0.00	0.00
40-137	End Measuring Rod - 37 Inch - Starrett	0.00	0.00
NAN	Plain Plug Gage Set - 1.9100/1.9140 - Pennoyer-Dodge	0.00	0.00
27	Thread Plug GO 5.9188 - 6”-8UN - Pennoyer-Dodge	0.00	0.00
28	Thread Plug NOTGO 5.9287 - 6”-8UN-3B - Pennoyer-Dodge	0.00	0.00
13292403-FN13	Plug Gage - .57087”/.59055 - Ponam	0.00	0.00
13292403-FN14	Plug Gage - 1.00394”/1.04330 - Ponam	0.00	0.00
NAN	Dial Bore Gage .0001” - 84-111-6 - Starrett	0.00	0.00
2424-4	Dial Indicator - 0-2.0” - Amtos	0.00	0.00
265465-C	Indicator - B3Q - Federal	0.00	0.00
265465-K	Indicator - B3Q - Federal	0.00	0.00
265465-L	Indicator - B3Q - Federal	0.00	0.00
265465-M	Indicator - B3Q - Federal	0.00	0.00
NAN	Thread Plug Set - 1/4-28UNF-2B - Ideal	0.00	0.00
192068	Micrometer - 0-1” - Mitutoyo	0.00	0.00
265465-P	Dial Indicator - 1411 - Mitutoyo	0.00	0.00
NAN	0-1” Outside Micrometer - 202-204 - Mitutoyo	0.00	0.00
100-626	6” Digital Caliper - 500-351 - Mitutoyo	0.00	0.00
600-696	Indicator 0.0005” - 513-412 - Mitutoyo	0.00	0.00

Asset #	Description	Starting Book Value	Monthly Lease
200-132-1	Thread Plug GO.5889 NOGO.5949 - 5/8-18UNF-2B - Pennoyer-Dodge	0.00	0.00
NAN	Thread Plug Set - 9/16-18UNF-3B - Pennoyer-Dodge	0.00	0.00
100-453-7	Micrometer - 6IN-7IN - Starrett	0.00	0.00
265465-E	Dial Indicator 0.250” - 81-141 - Starrett	0.00	0.00
265465-F	Dial Indicator 0.250” - 81-141 - Starrett	0.00	0.00
265465-G	Dial Indicator 0.250” - 81-141 - Starrett	0.00	0.00
NAN	Ring Master - 1.4 - Brown & Sharpe	0.00	0.00
NAN	Ring Gage - 5.6350” - Pennoyer-Dodge	0.00	0.00
100-711	Ring Gage - 7.711 - Pennoyer-Dodge	0.00	0.00
NAN	Plug Gage Set - 7/8-14 UNF-3B - Pennoyer-Dodge	0.00	0.00
40-124	End Measuring Rod - 24 INCH - Starrett	0.00	0.00
SP-2	Thread Plug GO.5116/NOGO.5080 - MJ14X1.5 4G6G - Pennoyer-Dodge	0.00	0.00
1000-674	Ringmaster - 1.437” - Ringmaster	0.00	0.00
1000-675	Ringmaster - 1.9062” - Ringmaster	0.00	0.00
1ML	24” Height Gage - 192-632 - Mitutoyo	0.00	0.00
142	Inside Micrometer Set - 4-52” - Mitutoyo	0.00	0.00
100-201-2	Height Gage - 254 - Starrett	0.00	0.00
G267-U5	Height Gage - 254 - Starrett	0.00	0.00
G267-U6	Height Gage - 254 - Starrett	0.00	0.00
100-50	Micrometer, 2-3” - DIGITRIX - Fowler	0.00	0.00
10HS	Dial Indicator - 0-1” - Aerospace	0.00	0.00
SF-091	Drop Indicator - 51-570-0 - Amtos	0.00	0.00
2HS	1-2” O.D. Mic - 1-2” - Craftsman	0.00	0.00
20HS	Point Micrometer - 112-237 - Mitutoyo	0.00	0.00
7HS	Depth Micrometer - 445 - Starrett	0.00	0.00
17BM	Indicator - 7031-3 - Brown & Sharpe	0.00	0.00
14BM	Dial Indicator .001” - D81S - Federal	0.00	0.00
15BM	.0005” Test Indicator - V80 - Lufkin	0.00	0.00
16BM	Micrometer Head - 0-1 - Mitutoyo	0.00	0.00
11BM	2-3” Micrometer - 101-119 - Mitutoyo	0.00	0.00
12BM	Indicator - 25-441 - Starrett	0.00	0.00
3BM	OD Micrometer - 436-2” - Starrett	0.00	0.00
8BM	Depth Micrometer Set - 440 - Starrett	0.00	0.00
5BM	.001”-1.000” Micrometer - 300-005 - YUASA	0.00	0.00
11FM	Dial Indicator - .001” - Made in China	0.00	0.00
4BM	Indicator - 25 441 - Starrett	0.00	0.00
100-531-2	Micrometer - 436 - Starrett	0.00	0.00
15FM	Dial Caliper - 505-644-50 - Mitutoyo	0.00	0.00
500-2	Drop Indicator - JB50A - Baker	0.00	0.00
500-4	Drop Indicator - JB50A - Baker	0.00	0.00
12FM	Dial Indicator - 7030-5 - Brown & Sharpe	0.00	0.00
280-NG	Thread Ring NO GO 5.9112 - 6.0000-8N-3A - Master Gage Co.	0.00	0.00
900-210	0-10000 PSI Pressure Gage - CM-99083 - HEISE	0.00	0.00

Asset #	Description	Starting Book Value	Monthly Lease
13292401-FN9	Thread Gage - M22X1.5-6H-LH - Pennoyer-Dodge	0.00	0.00
100-282	Viener Caliper - 570 - Brown & Sharpe	0.00	0.00
258	Height Transfer Standard - 258 - Starrett	0.00	0.00
139	Dial Caliper - 505-644-50 - Mitutoyo	0.00	0.00
500-55	16” Length Std - 16” - Webber	0.00	0.00
10242904-1PG	Plain Plug Gage Set - 1.9100/1.9140 - Pennoyer-Dodge	0.00	0.00
10242904-1PG-1	Plain Plug Gage Set - 1.9100/1.9140 - Pennoyer-Dodge	0.00	0.00
10242904-2PG-2	Plain Plug Gage Set - 1.9100/1.9140 - Pennoyer-Dodge	0.00	0.00
76140136	Thermometer - 50S - Fluke	0.00	0.00
800-19	Depth Micrometer DMC2.5-6”K - 229-128 - Mitutoyo	0.00	0.00
800-21	Dial Ind - 3416 - Mitutoyo	0.00	0.00
800-22	Dial Ind - 3416 - Mitutoyo	0.00	0.00
800-23	Dial Ind - 3416 - Mitutoyo	0.00	0.00
800-20	Dial Ind - 3416 - Mitutoyo	0.00	0.00
3-1AO	Micrometer - 1”-2” - HDT International	0.00	0.00
4-1AO	O.D. Micrometer .0001” - 2”-3” - HDT International	0.00	0.00
15AO	Micrometer - 3”-4” - HDT International	0.00	0.00
7-1AO	Indicator - 2424-10 - Mitutoyo	0.00	0.00
13AO	O.D. Micrometer 0-25”/0.01MM - OM-011 - Mitutoyo	0.00	0.00
1-1AO	Dial Caliper - 505-637-50 - Mitutoyo	0.00	0.00
9AO	Dial Caliper - .001” 0-1” - Sears/Craftsman	0.00	0.00
11PM	Indicator - 25-441 - Starrett	0.00	0.00
500-16	572-011 DIG Display Readout - SD-D1E - Mitutoyo	0.00	0.00
89504-2	Metric Thread Plug, GO.5128/NOTGO.5175 - MJ1 4X1.5 4H-5H - Pennoyer-Dodge	0.00	0.00
500-12	Micrometer - 122-125 - Mitutoyo	0.00	0.00
500-9	Micrometer - 193-211 - Mitutoyo	0.00	0.00
500-10	1-2” Micrometer - 193-212 - Mitutoyo	0.00	0.00
500-8	2-3” Micrometer - 193-213 - Mitutoyo	0.00	0.00
500-15	Dial Drop Indicator - 543-272 - Mitutoyo	0.00	0.00
516 1	Indicator - .001”-2.000” - Amtos	0.00	0.00
1MH	Dial Caliper - 505-611 - Mitutoyo	0.00	0.00
1096731-GAGE-1	Dial Indicator - 24-333-7 - SPI	0.00	0.00
1AO	Micrometer - 0-1” - Mitutoyo	0.00	0.00
2AO	Micrometer - 0-1” - Mitutoyo	0.00	0.00
1HM	Dial Indicator - 2416F-10 - Mitutoyo	0.00	0.00
10AO	Dial Caliper - 505-611 - Mitutoyo	0.00	0.00
10-1AO	Micrometer - 31-511-9 - SPI	0.00	0.00
14PM	Dial Test Indicator - 513-118 - Mitutoyo	0.00	0.00
8PM	Depth Micrometer - 0-3” - Starrett	0.00	0.00
1JA	OD Micrometer - 103-260 - Mitutoyo	0.00	0.00
2JA	Dial Caliper - 505-626 - Mitutoyo	0.00	0.00
14SH	Dial Caliper - 505-637-50 - Mitutoyo	0.00	0.00
96	Thread Plug Gage Set - 1/4-28 UNF-3B - Pennoyer-Dodge	0.00	0.00

Asset #	Description	Starting Book Value	Monthly Lease
200-765-16	Thread Plug Gage Set - 10-32 UNF-2B - Pennoyer-Dodge	0.00	0.00
2MA	Caliper - 0-1” - SPI	0.00	0.00
4MA	Micrometer - 31-511-9 - SPI	0.00	0.00
7PM	Caliper - 120 - Starrett	0.00	0.00
13PM	Micrometer - 436-1” - Starrett	0.00	0.00
13SH	Micrometer - 436-1” - Starrett	0.00	0.00
4SH	OD Micrometer - 436-2” - Starrett	0.00	0.00
5SH	OD Micrometer - 436-3” - Starrett	0.00	0.00
1SH	Dial Indicator - A1-921 - Teclock	0.00	0.00
2HM	Indicator - 513-202 - Mitutoyo	0.00	0.00
14AO	Dial Indicator - .001” - Aerospace Sup	0.00	0.00
119	CMM Computer System	0.00	0.00
125	CMPQ Computer w/Printer	0.00	0.00
127	computer w/Calibration Software	0.00	0.00
128	CPQ Computer	0.00	0.00
129	Engineering Network System	0.00	0.00
123	Compaq Computer	0.00	0.00
139	Dell Computer	0.00	0.00
	Compaq EVO Work Station - Windows 2000 - Microsoft Office 2000	0.00	0.00
	Compaq EVO Work Station - Windows 2000 - Microsoft Office 2000, Visio	0.00	0.00
	Compaq EVO Work Station - Windows 2000 - Microsoft Office 2000, AutoCAD LT, Catia V5, MasterCAM V9	0.00	0.00
	Compaq EVO Work Station - Windows 2000 - Microsoft Office 2000, Gage Track	0.00	0.00
	Compaq EVO Work Station - Windows 2000 - Microsoft Office 2000, AutocCAD 2005, Visio	0.00	0.00
	Compaq Work Station - Windows 2000 - Microsoft Office 2000, Visio	0.00	0.00
	Compaq Work Station - Windows 2000 - Microsoft Office 2000	0.00	0.00
	ASI Work Station - Wiondows 2000 - Microsoft Office 2000	0.00	0.00
	ASI Work Station - Wiondows 2000 - Microsoft Office 2000	0.00	0.00
	ASI Work Station - Wiondows 2000 - Microsoft Office 2000	0.00	0.00
	ASI Work Station - Wiondows 2000 - Microsoft Office 2000, AutoCAD LT, MasterCAM V9	0.00	0.00
	Dell Work Station - Windows 2000 - Microsoft Office 2000	0.00	0.00
	Toshiba LapTop - Windows 2000 - Microsoft Office 2000, Visio	0.00	0.00
	IMB ThinkPAD Lap Top, Windows XP - Microsoft Office 2000, Visio	0.00	0.00
	Hewlet Packard Work Station - Windows XP - Microsoft Office 2000	0.00	0.00
	ATACMS - Mandrel (1)	0.00	0.00
	ATACMS Lathe Tooling - T/N 1096001-1-1LF Lathe Fixture (1)	0.00	0.00
	ATACMS - New Tool Ring with .750” radius per Dwg. No. T/N 6894-1-1TR Rev A Proc. P6774-3 SFR N/C (4)	0.00	0.00
	ATACMS - New Tool Ring with .240 step per Dwg. No. 1095421-1-1TR Rev B Proc. P6774-3 SFR N/C (2)	0.00	0.00
	ATACMS - PC 18.5 in OD x 13 in ID x 3 in LG Dycast #1 H-11 Annealed, Forged Ring Latrobe (4)	0.00	0.00
	ATACMS - PC 18 in OD x 13 in ID x 1-3/4 in LG Dycast #1 H-11 Annealed, Forged Ring Latrobe (6)	0.00	0.00
	TOTAL	2,104,423.38	21,921.08